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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors

ITEQ, Inc. and Subsidiaries:



     We consent to the incorporation by reference of our report, included in ITEQ Inc.'s Form 10-Ka, into ITEQ Inc.'s previously filed Form S-8 registration statement (333-09051).


KPMG PEAT MARWICK LLP

Houston, TX

April 30, 1997